Exhibit 21.1

                              AMERIHOST PROPERTIES, INC.
                               LISTING OF SUBSIDIARIES

                                                                                 State of
                                                                               Incorporation                   Ownership
                               Entity                                         or Organization                  Percentage
                 Amerihost Development, Inc.                                     Illinois                        100.00%
                 Amerihost International, Inc.                                   Delaware                        100.00%
                 Amerihost Lodging Group, Inc.                                   Delaware                        100.00%
                 Amerihost Management, Inc.                                      Illinois                        100.00%
                 Amerihost Renovations, Inc.                                     Illinois                        100.00%
                 Amerihost Staffing, Inc.                                        Illinois                        100.00%
                 AP Equities of Arkansas, Inc.                                   Arkansas                        100.00%
                 AP Equities of Florida, Inc.                                     Florida                        100.00%
                 AP Equities of Indiana, Inc.                                     Indiana                        100.00%
                 AP Equities of Ohio, Inc.                                         Ohio                          100.00%
                 AP Hotels of Georgia, Inc.                                       Georgia                        100.00%
                 AP Hotels of Illinois, Inc.                                     Illinois                        100.00%
                 AP Hotels of Kansas, Inc.                                        Kansas                         100.00%
                 AP Hotels of Michigan, Inc.                                     Delaware                        100.00%
                 AP Hotels of Mississippi, Inc.                                 Mississippi                      100.00%
                 AP Hotels of Ohio, Inc.                                         Delaware                        100.00%
                 AP Hotels of Pennsylvania, Inc.                               Pennsylvania                      100.00%
                 AP Hotels of Texas, Inc.                                        Delaware                        100.00%
                 AP Hotels of Vermont, Inc.                                       Vermont                        100.00%
                 AP Hotels of Vermont, Inc.                                      Delaware                        100.00%
                 AP Hotels of West Virginia, Inc.                              West Virginia                     100.00%
                 AP Lodging of Ohio, Inc.                                          Ohio                          100.00%
                 AP Properties of Ohio, Inc.                                       Ohio                          100.00%
                 API of Indiana, Inc.                                             Indiana                        100.00%
                 API of Wisconsin, Inc.                                          Wisconsin                       100.00%
                 Hammond Investors, Inc.                                          Indiana                        100.00%
                 Niles Illinois Hotel Corporation                                Illinois                        100.00%
                 Schiller Park Investors, Inc.                                   Illinois                        100.00%
                 Shorewood Hotel Investments, Inc.                               Illinois                        100.00%
                 Shorewood Investors, Inc.                                       Illinois                        100.00%
                 AP Hotels of West Virginia, Inc.                              West Virginia                     100.00%
                 AmeriHost Inns of Illinois, Inc.                                Illinois                        100.00%
                 AmeriHost Inns of Ohio, Inc.                                      Ohio                          100.00%
                 AP Hotels of Wisconsin, Inc.                                    Wisconsin                       100.00%
                 AP Hotels of Iowa, Inc.                                           Iowa                          100.00%
                 AP Hotels of Kentucky, Inc.                                     Kentucky                        100.00%
                 API/Crawfordsville, Inc.                                         Indiana                        100.00%
                 API/Cloverdale, Inc.                                             Indiana                        100.00%
                 API/Marysville, Inc.                                              Ohio                          100.00%
                 API/Plainfield, Inc.                                             Indiana                        100.00%
                 AP Hotels of California, Inc.                                  California                       100.00%
                 AmeriHost Inns of Michigan, Inc.                                Michigan                        100.00%
                 AP Hotels of Missouri, Inc.                                     Missouri                        100.00%
                 AP Properties of Mississippi, Inc.                             Mississippi                      100.00%
                 Sullivan Motel Associates, Ltd.                                  Indiana                        56.00%
                 White River Junction, VT 393 Limited Partnership                 Vermont                        83.30%
                 Metropolis, IL 1292 Limited Partnership                         Illinois                        54.90%
                 Tuscola, Illinois 593 Limited Partnership                       Illinois                        100.00%
                 Bowling Green, Ohio 590 Limited Partnership                       Ohio                          64.16%
                 Findlay, Ohio 391 Limited Partnership                             Ohio                          56.67%
                 Dayton, Ohio 1291 Limited Partnership                             Ohio                          61.50%
                 Altoona, PA 792 Limited Partnership                           Pennsylvania                      62.78%
                 New Philadelphia, Ohio 1092 Limited Partnership                   Ohio                          50.35%
                 Kenton, Ohio 1095 Limited Partnership                             Ohio                          52.50%
